UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2011

VERINT SYSTEMS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34807	11-3200514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September  2, 2011, Verint Systems Inc. (“Verint”) issued a press release announcing the timing for its conference call to discuss earnings results for the second quarter ended July 31, 2011 and outlook for the year ending January 31, 2012.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Verint Systems Inc., dated September 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: September 2, 2011

	By:	/s/ Douglas E. Robinson
	Name:	Douglas E. Robinson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Verint Systems Inc., dated September 2, 2011.